SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 1998

                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

       Delaware                       0-17581                     22-2358635
(State or other juris-        (Commission File Number)          (IRS Employer
diction of incorporation                                     Identification No.)

102 Chestnut Ridge Road, Montvale, New Jersey                       07645
(Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number, including area code 201-930-9305

                                       N/A
         (Former name or former address, if changed since last report.)

                         Exhibit Index located on Page 5

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Item 5.   Other Events

          Attached as an exhibit hereto is a copy of the press release issued by Geotek Communications, Inc. dated February 12, 1998 announcing the departure of Robert Kerstein, Chief Financial Officer, the appointment of Anne E. Eisele as Senior Vice President and Chief Financial Officer, as well as the promotions of Randy J. Miller to Vice President and Treasurer and Valerie E. DePiro to Vice President, Chief Accounting Officer and Corporate Controller.


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

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               (99) Press Release dated February 12, 1998.


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

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  February 17, 1998             GEOTEK COMMUNICATIONS, INC.


                                      /s/    Valerie E. DePiro
                                      -----------------------------------
                                      Name:  Valerie E. DePiro
                                      Title: Vice President and
                                             Chief Accounting Officer


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

                                  EXHIBIT INDEX

Exhibit No.
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(c)(99)             Press Release dated February 12, 1998.


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